SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, For Use of the Commission
[X]  Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) 14a-12 or Rule

                           COMMISSION FILE NO. 0-28452

                       UNITED SHIPPING & TECHNOLOGY, INC.
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies: ______
     (2)  Aggregate number of securities to which transaction applies: _________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___________
     (4)  Proposed maximum aggregate value of transaction: _____________________
     (5)  Total fee paid: ______________________________________________________

[ ]  Fee paid previously with preliminary materials: ___________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid: ______________________________________________
     (2)  Form, Schedule or Registration Statement no.: ________________________
     (3)  Filing Party: ________________________________________________________
     (4)  Date Filed: __________________________________________________________

                       UNITED SHIPPING & TECHNOLOGY, INC.
                        9850 51ST AVENUE NORTH, SUITE 110
                          MINNEAPOLIS, MINNESOTA 55442

                                December 22, 2000




Dear Shareholder:

         You are cordially invited to attend the 2000 Annual Meeting of Shareholders of United Shipping & Technology, Inc. (the "Company") to be held at The Northland Inn, 7025 Northland Drive, Brooklyn Park, Minnesota, on Friday, January 19, 2001, at 3:00 p.m. Minneapolis time.

         At the Annual Meeting you will be asked to vote for the election of eight directors. Seven directors will be elected by the holders of all of the Company's voting securities, voting together as a single class. One director will be elected by the holders of the Company's Series B Preferred Stock, voting as a separate class. All of these nominees are currently directors and, I strongly believe, represent a cohesive team and are moving the Company in the right direction. We are also asking you to approve amendments to our 1996 Director Stock Option Plan. We believe that the amendments are necessary in order to attract independent directors and give the current directors an incentive to remain with us. We are also asking you to ratify our decision to appoint Ernst & Young LLP as the Company's independent public accountants for the fiscal year ended June 30, 2001.

         Whether or not you are able to attend the meeting in person, I urge you to sign and date the enclosed proxy card and return it in the enclosed envelope. If you do attend the meeting in person, you may withdraw your proxy and vote personally on any matters properly brought before the meeting.

                                       Sincerely,

                                       UNITED SHIPPING & TECHNOLOGY, INC.

                                       /s/ Peter C. Lytle

                                       Peter C. Lytle
                                       President and Chief Executive Officer

                       UNITED SHIPPING & TECHNOLOGY, INC.
                        9850 51ST AVENUE NORTH, SUITE 110
                          MINNEAPOLIS, MINNESOTA 55442

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON FRIDAY, JANUARY 19, 2001

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of United Shipping & Technology, Inc. (the "Company"), a Utah corporation, will be held at The Northland Inn, 7025 Northland Drive, Brooklyn Park, Minnesota, on Friday, January 19, 2001, at 3:00 p.m. Minneapolis time, and at any adjournment or postponement thereof, for the following purposes, as more fully described in the accompanying Proxy Statement:

1. To elect eight directors for the ensuing year and until their successors are duly elected and qualified;

2. To consider and vote upon amendments to the Company's 1996 Director Stock Option Plan, including an amendment to increase the number of shares for which options may be granted under such plan from 210,000 to 600,000 shares;

3. To ratify the appointment of Ernst & Young LLP, independent certified public accountants, as auditors of the Company for its fiscal year ending June 30, 2001; and

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Only shareholders of record holding Common Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock at the close of business on November 29, 2000, are entitled to receive notice of, and to vote at, the Annual Meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Kenneth D. Zigrino

                                       Kenneth D. Zigrino
                                       Secretary

Minneapolis, Minnesota
December 22, 2000





--------------------------------------------------------------------------------
ALL SHAREHOLDERS ARE CORDIALLY INVITED AND REQUESTED TO ATTEND THE ANNUAL MEETING IN PERSON. SHAREHOLDERS WHO ARE UNABLE TO ATTEND IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY EXACTLY AS YOUR NAME APPEARS THEREON AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. YOUR ATTENDANCE AT THE ANNUAL MEETING, WHETHER IN PERSON OR BY PROXY, IS IMPORTANT TO ENSURE A QUORUM. IF YOU RETURN YOUR PROXY, YOU STILL MAY VOTE YOUR SHARES IN PERSON BY GIVING WRITTEN NOTICE (BY SUBSEQUENT PROXY OR OTHERWISE) TO THE SECRETARY OF THE COMPANY AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                       UNITED SHIPPING & TECHNOLOGY, INC.
                        9850 51ST AVENUE NORTH, SUITE 110
                          MINNEAPOLIS, MINNESOTA 55442

                               -------------------
                               PROXY STATEMENT FOR
                       2000 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 19, 2001

                               ------------------
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of United Shipping & Technology, Inc. (the "Company"), to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at The Northland Inn, 7025 Northland Drive, Brooklyn Park, Minnesota, on Friday, January 19, 2001, at 3:00 p.m. Minneapolis time, and at any adjournment or postponement thereof. The Notice of Annual Meeting, this Proxy Statement and the enclosed proxy are first being mailed to shareholders on or about December 22, 2000.

         The Board of Directors knows of no business which will be presented at the Annual Meeting other than the matters referred to in the accompanying Notice of Meeting. However, if any other matters are properly presented at the Annual Meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their best judgment. If the enclosed proxy is executed and returned, it nevertheless may be revoked at any time before it has been voted by a later-dated proxy or a vote in person at the Annual Meeting. Shares represented by properly executed proxies received on behalf of the Company will be voted at the Annual Meeting (unless revoked prior to their vote) in the manner specified therein. If no instructions are specified in a signed proxy returned to the Company, the shares represented thereby will be voted (i) FOR the election of the eight director nominees named herein; (ii) FOR the proposal to adopt the amendments to the Company's 1996 Director Stock Option Plan, including an amendment to increase the number of shares for which options may be granted under such plan from 210,000 to 600,000 shares; and (iii) FOR the appointment of Ernst & Young LLP, independent certified public accountants, as auditors of the Company for its fiscal year ending June 30, 2001. If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning or postponing the Annual Meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgement.

RECORD DATE AND OUTSTANDING STOCK

         Only holders of the Common Stock, Series B Convertible Preferred Stock (the "Series B Preferred") or Series C Convertible Preferred Stock (the "Series C Preferred") of the Company whose names appear of record on the books of the Company at the close of business on November 29, 2000 (the "Record Date"), are entitled to receive notice of, and to vote at, the Annual Meeting. On the Record Date, the voting shares of the Company consisted of 16,639,399 shares of Common Stock, 2,806,797 shares of Series B Preferred and 2,000,000 shares of Series C Preferred, each entitled to one vote per share. In addition to the right to vote on all matters submitted to the shareholders, the Series B Preferred, voting as a separate class, are entitled to elect one director (the "Series B Director").

REVOCABILITY OF PROXIES

         Any shareholder who executes and returns a proxy may revoke it at any time before it is voted. Any shareholder who wishes to revoke a proxy can do so by (i) executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company prior to the vote at the Annual Meeting, (ii) filing a written notice of revocation bearing a later date than the proxy with the Secretary of the Company prior to the vote at the Annual Meeting, or (iii) appearing in person at the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates. Any written notice or subsequent proxy should be delivered to United Shipping & Technology, Inc., 9850 51st Avenue North, Suite 110, Minneapolis, Minnesota 55442, Attention:
Kenneth D. Zigrino, Secretary of the Company, or hand-delivered to the Secretary of the Company prior to the vote at the Annual Meeting.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         The presence, in person or by proxy, of the holders of at least a majority of the shares of Common Stock, Series B Preferred and Series C Preferred outstanding and entitled to vote, voting together as a single class, except as described in the next sentence, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. For the election of directors only, the holders of the Series B Preferred, voting separately as a single class, shall be entitled to elect one director to serve until his successor is duly elected by the holders of the Series B Preferred or he is removed from office by the holders of the Series B Preferred. All votes will be tabulated by the inspector of election for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

         If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

         If a properly executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the Annual Meeting for determining a quorum, but will not be considered to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matter.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Bylaws of the Company state that the Board shall consist of at least three but not more than nine persons as determined by the Board or the Company's shareholders. The Board has set the size of the Board at eight members and has nominated for election to the Board the eight persons named below. The shareholders are being requested to elect the eight nominees named below. The holders of all of the Company's voting securities, voting together as a single class, are entitled to elect seven directors, exclusive of James G. Brown who has been designated the Series B Director. Only the holders of the Series B Preferred, voting separately as a single class, are entitled to elect the Series B Director. All of the nominees are currently members of the Board.

         The persons named in the accompanying proxy will vote for the election of the below named nominees, unless authority to vote is withheld. Shareholders do not have cumulative voting rights with respect to the election of directors, and proxies cannot be voted for a greater number of directors than the number of nominees named below. The Board is informed that the nominees are willing to serve as directors; however, if any nominee is unable to serve or for good cause will not serve, the proxy may be voted for such other person as the proxies shall, in their discretion, designate, or the Board may reduce the number of directors to eliminate the vacancy.

NOMINEES FOR ELECTION AS DIRECTOR

         The seven nominees receiving the highest number of affirmative votes from all of the Company's shares entitled to vote at the Annual Meeting shall be elected to the Board of Directors. The holders of the Series B Preferred, voting separately as a single class, shall be entitled to elect one director to serve until his successor is duly elected by the holders of the Series B Preferred or he is removed from office by the holders of the Series B Preferred. Mr. James G. Brown has been designated by the holders of the Series B Preferred as the Series B Director. The following table sets forth certain information regarding the nominees for election as directors of the Company. All of the directors of the Company elected at the Annual Meeting will serve for the ensuing year and until their successors are duly elected and qualified. There are no family relationships between any director or officer. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

NAME                   AGE     POSITION
----                   ---     --------

Peter C. Lytle         50      Chairman, President, Chief Executive Officer and
                               Director

Timothy G. Becker      40      Executive Vice President Mergers and Acquisitions
                               and Director

Marshall T. Masko      42      Vice Chairman and Director

Marlin Rudebusch       52      Director

Timothy L. Traff       42      Director

Ronald G. Olson        59      Director

Peter W. Kooman        45      Director

James G. Brown         36      Director

         PETER C. LYTLE. Mr. Lytle became employed by the Company in May 1998 and has served as the Company's Chairman, President, Chief Executive Officer and a director since June 1998. From March 1998 to May 1998, Mr. Lytle rendered consulting services to the Company in connection with its strategic restructuring. Mr. Lytle is a principal with the Business Development Group (the "BDG") which he co-founded in 1994. The BDG provides turnaround management services and strategic planning to companies in the United States and Europe. His responsibilities at the BDG included acting as Chief Executive Officer and Chairman of Primo Piatto, Inc. during a successful acquisition of the Borden Pasta Manufacturing business (which was subsequently sold to Dakota Growers Pasta Company) and acting as Chairman of Pink Business Interiors during a successful employee buyout and reorganization. From 1986 to 1994, Mr. Lytle was employed by Land O' Lakes, Inc. in a variety of positions from Vice President of Advanced Food Sciences to General Manager of Business Development. Prior to that time he held positions with the Beatrice Companies as a Group Brand Manager, and Allied International as Vice President of Marketing and Business Development. He currently is on the board of directors of Humanetics Corporation, Agrotec, Inc. and Pink Business Interiors, Inc. He is on the board of advisors for the Center for Advanced Biotechnology in Africa, and Menu Direct, Inc.

         TIMOTHY G. BECKER. Mr. Becker is a director of the Company and its Executive Vice President Mergers and Acquisitions. From June 1998 to November 2000, Mr. Becker was the Company's Chief Financial Officer and Treasurer. From March 1998 to May 1998, Mr. Becker rendered consulting services to the Company in connection with its strategic restructuring. Between February 1994 and March 1998, Mr. Becker worked as an independent financial workout consultant for his own firm, the Becker Group, Ltd., and during this time Mr. Becker served as Chief Financial Officer of Primo Piatto, Inc. Between February 1992 and February 1994, Mr. Becker was employed as Director of Business Systems for Munsingwear, Inc. Prior to 1992, Mr. Becker was employed as Senior Manager with Ernst & Young LLP's Restructuring and

Reorganization Consulting Practice. Mr. Becker has over 16 years of experience with a variety of companies during periods of financial crisis and rapid change along with positioning companies and their balance sheets for sale, merger or acquisitions. Mr. Becker is a Certified Public Accountant and is a member of the board of directors of the Minnesota Chapter of Turnaround Management Association.

         MARSHALL T. MASKO. Mr. Masko was elected as Vice Chairman and a director of the Company in June 1998. In addition, Mr. Masko has been retained as an independent consultant to assist the Company in its marketing efforts. Mr. Masko is currently the Chief Executive Officer of North American Heritage Brands, Inc. From April 1996 to February 1998, Mr. Masko served as the Senior Vice President - Marketing of NordicTrack. From August 1994 to March 1996, he served as Senior Vice President and General Manager of K-tel, International. Prior to that, Mr. Masko was Group Vice President - Marketing for NordicTrack from January 1990 to July 1994. His career experience includes new product development, brand management, advertising management, direct response marketing, international marketing, sales and retail marketing, strategic planning and business development.

         MARLIN RUDEBUSCH. Mr. Rudebusch was elected to the Company's Board in March 1998. Mr. Rudebusch is an independent business consultant. From December 1997 to June 2000, Mr. Rudebusch was the Business Unit Director for Renal Systems division of Minntech Corporation. Between September 1994 and November 1997 he was the Vice President of Marketing of Nutrition Medical and from 1993 to 1994 was Director of Marketing at AudioScience. He served in various sales and marketing management positions at Medtronic, Inc. between 1981 to 1993.

         TIMOTHY L. TRAFF. Mr. Traff was elected to the Company's Board in November 2000. Since 1999, Mr. Traff has been the managing partner of Desert Springs Investments, a private investment firm in Palm Desert, California. Mr. Traff is the co-founder of USFilter Corporation, the largest water and waste water treatment company in the world and a Fortune 300 company with annualized revenues of approximately $5 billion, where he served as the Executive Vice President Corporate Development from 1990 to 1999.

         RONALD G. OLSON. Mr. Olson was elected to the Company's Board in December 1998. Since March 2000 Mr. Olson has been a consultant to Grow Biz International, Inc., where he served as President, Chief Executive Officer and a Director from January 1990 until March 2000. Mr. Olson has also served as President and Chief Executive Officer of Franchise Business Systems, Inc. since July 1988.

         PETER W. KOOMAN. Mr. Kooman was elected to the Company's Board in November 1999. Mr. Kooman is a Managing Director of Bayview Capital Group, a private equity firm in Wayzata, Minnesota. Mr. Kooman joined Bayview Capital Group in July 1999. Between April 1990, and June 1999, Mr. Kooman served as Vice President and Chief Investment Officer for Waycrosse, Inc. in Minneapolis, Minnesota. Between 1984 and 1989, Mr. Kooman held various officer positions with First Bank Systems, most recently as Vice President of FBS Merchant Bank. Prior to 1984, Mr. Kooman worked for Fleet Financial Group.

         JAMES G. BROWN. Mr. Brown was elected to the Company's Board in July 2000. Mr. Brown is a founder and Managing Director of TH Lee.Putnam Internet Partners, a $1 billion private equity fund focused exclusively on Internet and eCommerce companies. Previously, from 1995 to 1999, he served as a Senior Vice President and Industry Leader of GE Equity where he was responsible for strategic and financial investments in eCommerce/Internet, consumer services and media/entertainment companies. Prior to joining GE Equity, Mr. Brown worked with Lehman Brothers as a Vice President from 1994 to 1995. Before that, he served at Bain & Co., an international consulting firm, from 1992 to 1994. He began his career in the media industry, serving two years with A.C. Nielsen in research and two years with CBS Television Network in marketing. In addition to the Company, Mr. Brown is a director of HomePoint Corp., FaceTime Communications, Inc., Prescient Markets, RealPulse.com, Inc. and LN Holdings, Inc.

THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held seven meetings during the fiscal year ended July 1, 2000. Each director attended at least 75% of the total number of meetings of the Board held during the time the director was on the

Board during the fiscal year ended July 1, 2000 and the total number of meetings held by all committees of the Board on which he or she served during the fiscal year ended July 1, 2000. The Board has established Audit and Compensation committees.

         The Audit Committee currently consists of Ronald G. Olson, Peter W. Kooman and James G. Brown. The Audit Committee is empowered by the Board to review the financial books and records of the Company in consultation with the Company's accounting staff and its independent auditors and to review with the accounting staff and independent auditors any questions raised with respect to accounting and auditing policy and procedures. Where appropriate, the Audit Committee also reviews transactions with management involving actual or potential conflicts of interest. During the fiscal year ended July 1, 2000, the Audit Committee held one meeting.

         The Compensation Committee currently consists of Marlin Rudebusch, James G. Brown and Peter C. Lytle. The Compensation Committee is authorized by the Board to establish general levels of compensation for all employees of the Company, to set the annual salary of each of the executive officers of the Company, to grant options (other than to those individuals subject to Section 16(a) of the Securities Exchange Act of 1934, as amended, which governs transactions between an issuer and its officers and directors) and to otherwise administer the Company's stock option plans, and to review and approve compensation and benefit plans of the Company. The Compensation Committee did not meet during the fiscal year ended July 1, 2000

DIRECTOR COMPENSATION

         CASH COMPENSATION. The Company has not paid any cash compensation in the past to a director in his or her capacity as a director and has no present plan to pay directors' fees.

         DIRECTOR STOCK OPTION PLAN. In February 1995, the Company adopted its 1996 Director Stock Option Plan (the "1996 Director Plan"), pursuant to which it automatically awards each outside director 15,000 shares of Common Stock for each year of service as a director. The term of each option granted under the plan is five years and the exercise price per share for stock granted under the plan is 100% of the fair market value per share on the date on which the respective option is granted.

                             EXECUTIVE COMPENSATION

         The following table sets forth the aggregate cash compensation paid to or accrued by each of the Company's executive officers receiving in excess of $100,000 (the "Named Executive Officers") for services rendered to the Company during the fiscal years ended July 1, 2000, June 30, 1999 and June 30, 1998.

SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                        ANNUAL COMPENSATION           COMPENSATION
                                                     -------------------------   -----------------------
                                           FISCAL                                 SECURITIES UNDERLYING
                                            YEAR       SALARY         BONUS               OPTIONS
                                          --------   -----------    ----------   -----------------------
Peter C. Lytle (1)......................    2000       $210,929      $105,000            525,000
         Chief Executive Officer            1999       $100,000            $0            100,000
                                            1998       $ 16,667            $0            125,000
Timothy G. Becker (2)...................    2000       $215,929      $175,000            525,000
         Executive Vice President           1999       $100,000            $0            100,000
         Mergers and Acquisitions           1998       $ 16,667            $0            125,000
Kenneth D. Zigrino (3)..................    2000       $ 33,333      $214,288                  0
         Secretary and Vice President       1999       $100,000            $0            100,000
                                            1998       $ 12,500            $0            125,000
Mark E. Ties (4)........................    2000       $ 23,702            $0             40,000
         Chief Financial Officer
         and Treasurer

----------------------------
(1) Mr. Lytle's employment with the Company began on May 4, 1998. In June 2000, Mr. Lytle was granted a non-statutory stock option to purchase 450,000 shares of Common Stock. Such option is vested as to 400,000 shares, and the remainder vests one year from the date of grant.

(2) Mr. Becker's employment with the Company began on May 4, 1998. In June 2000, Mr. Becker was granted a non-statutory stock option to purchase 450,000 shares of Common Stock. Such option is vested as to 400,000 shares, and the remainder vests one year from the date of grant. From June 1998 through November 2000, Mr. Becker served as the Company's Chief Financial Officer and Treasurer. Mr. Becker became the Company's Executive Vice President Mergers and Acquisitions in November 2000.

(3) Mr. Zigrino's employment with the Company began on May 4, 1998. In November 1999, Mr. Zigrino entered into a consulting arrangement with the Company.

(4) Mr. Ties became Vice President Finance of the Company on June 2, 2000. In June 2000, Mr. Ties was granted an option to purchase 40,000 shares of Common Stock, which option vests ratably over three years. Mr. Ties became the Company's Chief Financial Officer and Treasurer in November 2000.

         The following tables summarize stock option grants and option exercises during the fiscal year ended July 1, 2000 to or by the Named Executive Officers and certain other information relative to such options.

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                            NUMBER OF     PERCENT OF TOTAL OPTIONS
                             OPTIONS        GRANTED TO EMPLOYEES       EXERCISE
          NAME               GRANTED           IN FISCAL YEAR            PRICE      EXPIRATION DATE
------------------------   -----------   --------------------------   ----------   -----------------
Peter C. Lytle (1)           75,000                 2.0%                  $4.95        11/05/09
                            450,000                12.2%                $10.875        06/01/10
Timothy G. Becker (2)        75,000                 2.0%                  $4.95        11/05/09
                            450,000                12.2%                $10.875        06/01/10
Kenneth D. Zigrino (3)            0                  N/A                    N/A             N/A
Mark E. Ties (4)             40,000                 1.1%                $10.875        06/01/10

----------------------------
(1) Mr. Lytle's employment with the Company began on May 4, 1998. In June 2000, Mr. Lytle was granted a non-statutory stock option to purchase 450,000 shares of Common Stock. Such option is vested as to 400,000 shares, and the remainder vests one year from the date of grant.

(2) Mr. Becker's employment with the Company began on May 4, 1998. In June 2000, Mr. Becker was granted a non-statutory stock option to purchase 450,000 shares of Common Stock. Such option is vested as to 400,000 shares, and the remainder vests one year from the date of grant. Mr. Becker served as the Company's Chief Financial Officer and Treasurer. Mr. Becker became the Company's Executive Vice President Mergers and Acquisitions in November 2000.

(3) Mr. Zigrino's employment with the Company began on May 4, 1998. In November 1999, Mr. Zigrino entered into a consulting arrangement with the Company.

(4) Mr. Ties became Vice President Finance of the Company on June 2, 2000. In June 2000, Mr. Ties was granted an option to purchase 40,000 shares of Common Stock, which option vests ratably over three years. Mr. Ties became the Company's Chief Financial Officer and Treasurer in November 2000.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                                        VALUE OF
                                                                                      UNEXERCISED
                                                         NUMBER OF UNEXERCISED        IN-THE-MONEY
                               SHARES                      OPTIONS AT FY-END       OPTIONS AT FY-END
                            ACQUIRED ON     EXERCISE          EXERCISABLE/            EXERCISABLE/
         NAME                 EXERCISE        PRICE          UNEXERCISABLE           UNEXERCISABLE
-----------------------    -------------   ----------   -----------------------   -------------------
Peter C. Lytle (1)               --            --              680,000/70,000       $521,250/$25,000
Timothy G. Becker (2)            --            --              680,000/70,000       $521,250/$25,000
Kenneth D. Zigrino (3)           --            --                   225,000/0            $175,000/$0
Mark E. Ties (4)                 --            --                    0/40,000                  $0/$0

----------------------------
(1) Mr. Lytle's employment with the Company began on May 4, 1998. In June 2000, Mr. Lytle was granted a non-statutory stock option to purchase 450,000 shares of Common Stock. Such option is vested as to 400,000 shares, and the remainder vests one year from the date of grant.

(2) Mr. Becker's employment with the Company began on May 4, 1998. In June 2000, Mr. Becker was granted a non-statutory stock option to purchase 450,000 shares of Common Stock. Such option is vested as to 400,000 shares, and the remainder vests one year from the date of grant. Mr. Becker served as the Company's Chief Financial Officer and Treasurer. Mr. Becker became the Company's Executive Vice President Mergers and Acquisitions in November 2000.

(3) Mr. Zigrino's employment with the Company began on May 4, 1998. In November 1999, Mr. Zigrino entered into a consulting arrangement with the Company.

(4) Mr. Ties became Vice President - Finance of the Company on June 2, 2000. In June 2000, Mr. Ties was granted an option to purchase 40,000 shares of Common Stock, which option vests ratably over three years. Mr. Ties became the Company's Chief Financial Officer and Treasurer in November 2000.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT
AND CHANGE IN CONTROL AGREEMENTS

         The Company has employment contracts and severance agreements, dated November 5, 1999, in effect with Peter C. Lytle, its Chief Executive Officer, and Timothy G. Becker, its Executive Vice President Mergers and Acquisitions. Each agreement sets forth the officer's compensation level and eligibility for salary increases, bonuses, benefits and option grants under stock option plans. Pursuant to the agreements, each officer's employment is voluntary and may be terminated by the Company with two months prior written notice, and by the officer with six months written notice. If the Company terminates the officer's employment without cause or upon the happening of other events set forth in his employment agreement, the officer shall receive an amount equal to his base salary per month at the end of each of the eighteen months following the date of his termination. The Company may immediately terminate the officer's employment for cause upon written notice without any further obligation to the officer.

                                 PROPOSAL NO. 2

        TO APPROVE THE AMENDMENTS TO THE 1996 DIRECTOR STOCK OPTION PLAN

GENERAL

         The Board of Directors and shareholders previously adopted the Company's 1996 Director Stock Option Plan (the "1996 Director Plan") and reserved 100,000 shares of Common Stock for issuance thereunder. At the Company's 1998 Annual Meeting, the Company's shareholders voted to increase the number of shares reserved for issuance pursuant to the 1996 Director Plan to 210,000. A general description of the 1996 Director Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the 1996 Director Plan.

DESCRIPTION OF THE 1996 DIRECTOR PLAN

         PURPOSE. The purpose of the 1996 Director Plan is to attract and retain the best available individuals to serve as non-employee directors of the Company, to provide additional incentives to the non-employee directors of the Company to serve as directors, and to encourage their continued service on the Board.

         TERM. The term of the 1996 Director Plan is ten years; however, the Board may terminate the 1996 Director Plan at any time, provided that such termination will not affect options then outstanding.

         ADMINISTRATION. The 1996 Director Plan is administered by the Compensation Committee. The 1996 Director Plan gives broad powers to the Committee to administer and interpret the 1996 Director Plan, including the authority to select the fair market value of the Common Stock and to make all other determinations necessary or advisable for the administration of the 1996 Director Plan.

         ELIGIBILITY. Options may be granted only to non-employee directors. All options are automatically granted in an amount of 15,000 shares upon becoming a director and 15,000 shares on each anniversary date thereafter.

         OPTIONS. When a stock option is granted under the 1996 Director Plan, the Committee, in its discretion, specifies the exercise price. The exercise price of a stock option may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. On November 29, 2000, the closing price of the Company's Common Stock as reported on the Nasdaq SmallCap Market was $3.00. The term of each option is five years. Each option becomes exercisable in full on the first anniversary of the grant of the option. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then fair market value. Each option granted under the 1996 Director Plan is nontransferable during the lifetime of the optionee. On November 29, 2000, there were outstanding options granted under the 1996 Director Plan to purchase 195,000 shares of Common Stock.

         The Committee determines the form of stock option agreements which will be used for stock options granted under the 1996 Director Plan. Such agreements govern the right of an optionee to exercise an option upon termination of employment or affiliation with the Company during the life of an optionee and following an optionee's death.

         AMENDMENT. The Board of Directors may from time to time suspend or discontinue the 1996 Director Plan or amend it in any respect; provided, however, that no such revision or amendment shall be made without the approval of the shareholders if it would: (a) materially modify the eligibility requirements for participants; (b) increase the maximum aggregate number of shares of stock which may be issued pursuant to options; (c) reduce the minimum option price per share, except in accordance with the 1996 Director Plan's antidilution provisions; (d) extend the period of granting options; or (e) materially increase in any other way the benefits accruing to optionees.

         ANTIDILUTION PROVISIONS. The Board of Directors shall equitably adjust the maximum number of shares of Common Stock reserved for issuance under the 1996 Director Plan, the number of shares covered by each outstanding option and the option price per share in the event of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration.

PROPOSED PLAN AMENDMENTS

         The Board has approved, subject to shareholder approval, an amendment to the 1996 Director Plan which would increase the aggregate number of shares of the Company's Common Stock available under the 1996 Director Plan from 210,000 to 600,000 shares. The Board believes that this increase will advance the interests of the Company and its shareholders by increasing the proprietary interest of directors in the Company's long-term success and more closely aligning the interests of the directors with the Company's shareholders.

         The Board has also approved, subject to shareholder approval, an amendment to the 1996 Director Plan concerning options scheduled to be granted to certain non-employee directors prior to the date of shareholder approval of the above-referenced amendment. Because an insufficient number of shares is available to meet the scheduled option grants for Peter W. Kooman and Ronald G. Olson on their respective anniversary dates, the proposed amendment to the 1996 Director Plan would grant to each of them, on the date of shareholder approval, the number of additional options each would have received on his anniversary date if there had been sufficient shares available under the 1996 Director Plan.

         The Board has also approved, subject to shareholder approval, an amendment to the 1996 Director Plan which would permit the Committee to suspend or discontinue it at any time and to revise or amend it in any respect; provided, that no revision or amendment may be made without shareholder approval that: (i) absent such shareholder approval, would cause Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to become unavailable with respect to the 1996 Director Plan or (ii) requires shareholder approval under any rules or regulations of the National Association of Securities Dealers, Inc. or any exchange that are applicable to the Company. The Board believes that this amendment will advance the interests of the Company and its shareholders by more closely aligning the language of the 1996 Director Plan to the provisions of Section 16 of the Exchange Act.


TAX INFORMATION

         NONSTATUTORY STOCK OPTIONS. A participant will not recognize taxable income upon the grant of a nonstatutory stock option. However, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the exercise date over the exercise price.

         WITH RESPECT TO ANY NSO STOCK. A participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale, and will be a short-term capital gain or loss if the participant has held the NSO Stock for a shorter period.

         TAX CONSEQUENCES TO THE COMPANY. The grant of an option under the 1996 Director Plan will have no tax consequences to the Company. The Company generally will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon the exercise of an option under the 1996 Director Plan.

INTEREST OF CERTAIN PERSONS IN PROPOSED AMENDMENTS TO THE 1996 DIRECTOR PLAN

         Under the current terms of the 1996 Director Plan, each of the non-employee directors become entitled to receive an option during fiscal year 2001 for 15,000 shares of Common Stock, said options to be automatically granted as of the anniversary date of the director's election to the Board. However, because an insufficient number of shares of Common Stock remained available for issuance pursuant to options granted under the 1996 Director Plan, Peter W. Kooman on November 11, 2000 received an option to purchase only 5,000 out of the 15,000 shares he would otherwise have received. On January 11, 2001, the anniversary date of Ronald G. Olson's election to the Board, he will not receive his scheduled option to purchase 15,000 shares under the 1996 Director Plan. In addition, under the current terms of 1996 Director Plan, no shares would be available for option grants to any other non-employee directors in fiscal 2001 or beyond. If the amendments to the 1996 Director Plan are approved, Peter W. Kooman will receive an additional option for fiscal year 2001 totaling 10,000 shares of Common Stock, and Ronald G. Olson will receive an option for fiscal year 2001 totaling 15,000 shares of Common Stock. These options will be granted on the date of shareholder approval of the proposed amendments. In addition, the other non-employee directors will receive their scheduled options to purchase 15,000 shares on their respective anniversary dates. See "New Plan Benefits."

NEW PLAN BENEFITS

         The following table sets forth the number of additional shares each of the above-named directors would receive for his option grant for fiscal year 2001 if the amendments to the 1996 Director Plan are approved. Under the current terms of the 1996 Director Plan, Peter W. Kooman received an option for only 5,000 shares of Common Stock, and Ronald G. Olson will not receive any options, but if the amendment to the 1996 Director Plan is approved each will receive options so that each of their grants will total 15,000 shares of Common Stock for fiscal year 2001. In addition, if the amendments to the 1996 Director Plan are approved, other non-employee directors will receive their scheduled option grants for fiscal 2001 and beyond.

                            1996 DIRECTOR OPTION PLAN

                                                                       NUMBER OF
       NAME AND POSITION                                DOLLAR VALUE     SHARES
       -----------------                                ------------     ------

Peter C. Lytle........................................       $0               0
   Chief Executive Officer and Director

Timothy G. Becker.....................................       $0               0
   Executive Vice President Mergers and Acquisitions and Director

Kenneth D. Zigrino....................................       $0               0
   Vice President and Secretary

Mark E. Ties..........................................       $0               0
   Chief Financial Officer and Treasurer

Executive Group.......................................       $0               0

Non-Executive Director Group..........................       *           85,000

Non-Executive Officer Employee Group..................       $0               0

------------------
* Indeterminable, fair market value will be determined at the date of the 2000 Annual Meeting.


VOTE REQUIRED

         The affirmative vote of holders of a majority of the shares of Common Stock, Series B Preferred and Series C Preferred, voting together as a single group, present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendments. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. THE BOARD OF DIRECTORS CONSIDERS THE AMENDMENTS TO THE 1996 DIRECTOR PLAN TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS.

                                 PROPOSAL NO. 3

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Ernst & Young LLP as independent public accountants for the Company for the fiscal year ending June 30, 2001. A proposal to ratify such appointment will be presented to the shareholders at the Annual Meeting. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance.

VOTE REQUIRED

         The affirmative vote of holders of a majority of the shares of Common Stock, Series B Preferred and Series C Preferred, voting together as a single group, present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment. Abstentions will be considered shared entitled to vote in the tabulation of votes cast on the proposal and will the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE IN FAVOR OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2001.

                   SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

         As of November 29, 2000, the Company had issued and outstanding 16,639,399 shares of Common Stock, 2,806,797 shares of Series B Preferred and 2,000,000 shares of Series C Preferred. Each share of Series B Preferred and Series C Preferred may be converted into one share of Common Stock (in each case, subject to adjustment to prevent dilution) at any time upon the request of the holder thereof.

         The following table contains certain information known to the Company regarding beneficial ownership of its Common Stock, Series B Preferred and Series C Preferred as of November 29, 2000, (i) each person who is known to the Company to own beneficially more than five percent of the Company's Common Stock, Series B Preferred and Series C Preferred (ii) each of the Company's directors, (iii) each Named Executive Officer, and (iv) all current executive officers and directors as a group. Unless otherwise noted, each person identified below has sole voting and investment power with respect to such shares.

              NAME AND ADDRESS                    BENEFICIALLY     BENEFICIALLY
            OF BENEFICIAL OWNER                    OWNED (1)        OWNED (2)
----------------------------------------------   --------------   --------------

TH Lee.Putnam Internet Partners, L.P. (3)
200 Madison Avenue, Suite 2225
New York, NY 10016............................     5,231,797           19.6%

Richard and Mabeth Neslund (4)
15210 Wayzata Boulevard
Wayzata, MN 55391.............................     1,948,900            9.1%

Bayview Capital Partners LP (5)
641 East Lake Street, Suite 230
Wayzata, MN 55391.............................     1,507,529            6.6%

Peter C. Lytle (6)............................     1,076,600            4.8%

Timothy G. Becker (7).........................       762,502            3.4%

Kenneth D. Zigrino (8)........................       412,500            1.9%

Marshall T. Masko (9).........................       376,584            1.7%

Peter W. Kooman (10)..........................        29,865               *

Ronald G. Olson (11)..........................        43,000               *

Marlin Rudebusch (12).........................        20,000               *

Timothy R. Traff .............................        14,500               *

Mark E. Ties..................................           669               *

James G. Brown................................             0               *

Jeffry J. Parell..............................             0               *

All directors and officers as
a group (11 persons) (13).....................     2,736,220           11.6%

----------------------------------
         * Represents less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the SEC and includes Common Stock or securities convertible into or exercisable for Common Stock owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days of November 29, 2000. The same shares may be beneficially owned by more than one person. Unless otherwise indicated, the address for each listed shareholder is c/o United Shipping & Technology, Inc., 9850 51st Avenue North, Suite 110, Minneapolis, Minnesota 55442. To the Company's knowledge, except as indicated in the footnotes to this table, the persons named in this table have sole voting and investment power with respect to all Common Stock shares.

(2) Percentage of beneficial ownership is based on 16,639,399 shares of Common Stock, 2,806,797 shares of Series B Preferred and 2,000,000 shares of Series C Preferred outstanding as of November 29, 2000. Shares issuable pursuant to warrants and stock options are deemed outstanding for computing the percentage of the holders thereof, but not for computing the percentage of any other person. Assumes no issuance of 8,806,394 shares of Common Stock issuable upon exercise of outstanding employee stock options, director stock options or warrants, including warrants issued in conjunction with bridge financing completed by the Company in December 1995 or private placements. Also assumes no issuance of Common Stock upon exercise of the Common Warrants or the Series C Warrants issued to TH Li or upon exercise of warrants granted to broker-dealers in connection with private placements and a public offering of the Company's securities.

(3) Includes (i) 1,508,861 shares of Common Stock issuable upon conversion of Series B Preferred owned by TH Lee.Putnam Internet Partners, L.P. and 1,297,936 shares of Common Stock issuable upon conversion of Series B Preferred owned by TH Lee.Putnam Internet Parallel Partners, L.P.;
         (ii) 1,089,043 shares of Common Stock issuable upon conversion of Series C Preferred owned by TH Lee.Putnam Internet Partners, L.P., 825,932 shares of Common Stock issuable upon conversion of Series B Preferred owned by TH Lee.Putnam Internet Parallel Partners, L.P., 61,400 shares of Common Stock issuable upon conversion of Series C Preferred owned by TH Li Coinvestment Partners LLC, and 23,625 shares of Common Stock issuable upon conversion of Series C Preferred owned by Blue Star I, LLC; and (iii) 449,494 shares of Common Stock issuable upon the exercise of warrants to purchase Series C Preferred owned by TH Lee.Putnam Internet Partners, L.P., 340,897 shares of Common Stock issuable upon the exercise of warrants to purchase Series B Preferred owned by TH Lee.Putnam Internet Parallel Partners, L.P., 25,435 shares of Common Stock issuable upon the exercise of warrants to purchase Series C Preferred owned by TH Li Coinvestment Partners LLC, and 9,658 shares of Common Stock issuable upon the exercise of warrants to purchase Series C Preferred owned by Blue Star I, LLC (collectively, the "Series C Warrants"). Does not include 228,469 shares of Common Stock purchasable pursuant to warrants to purchase Common Stock owned by TH Lee.Putnam Internet Partners, L.P. and 196,531 shares of Common Stock purchasable pursuant to warrants to purchase Common Stock owned by TH Lee.Putnam Internet Parallel Partners, L.P. (collectively, the "Common Warrants"). The Common Warrants become exercisable only in the event and to the extent that 3,000,000 options granted under the Company's 2000 Stock Option Plan are exercised, on a pro rata basis. TH Lee.Putnam Internet Parallel Partners, L.P., TH Li Coinvestment Partners LLC, and Blue Star I, LLC are affiliates of TH Lee Putnam Internet Partners, L.P. Exercise of the Common Warrants was conditioned upon satisfaction of the applicable waiting period under the Hart-Scott-Rodino Improvements Act of 1976, as amended, which waiting period has expired.

(4) Includes 1,885,567 shares owned directly and 63,333 shares purchasable pursuant to warrants.

(5) Includes 1,507,529 shares purchasable pursuant to warrants, 28,147 shares of which become exercisable only in the event and to the extent that 3,000,000 stock options granted under the Company's 2000 Stock Option Plan are exercised, on a pro rata basis.

(6) Includes 251,600 shares owned directly, 125,000 shares purchasable pursuant to warrants and 700,000 shares purchasable pursuant to stock options.

(7) Includes 41,688 shares owned directly, 20,834 shares purchasable pursuant to warrants and 700,000 shares purchasable pursuant to stock options.

(8) Includes 125,000 shares owned directly, 62,500 shares purchasable pursuant to warrants and 225,000 shares purchasable pursuant to stock options.

(9) Includes 181,584 shares owned directly and 195,000 shares purchasable pursuant to stock options.

(10) Includes 13,514 shares owned directly, 1,351 shares purchasable pursuant to warrants, and 15,000 shares purchasable pursuant to stock options.

(11) Includes 20,000 shares purchasable pursuant to options and 23,000 shares purchasable pursuant to a warrant.

(12)     Includes 20,000 shares purchasable pursuant to stock options.

(13) Includes an aggregate of 2,107,685 shares purchasable pursuant to stock options and warrants.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On September 22, 2000, the Company completed a sale of shares of its Series C Convertible Preferred Stock (the "Series C Preferred") and warrants to purchase additional shares of Series C Preferred to TH Lee.Putnam Internet Partners, L.P., TH Lee.Putnam Internet Parallel Partners, L.P., THLi Coinvestment Partners LLC, and Blue Star I, LLC (collectively the "TH Li Funds") under the terms of a Securities Purchase Agreement (the "Series C Agreement") that the Company entered into with the TH Li Funds as of September 1, 2000.

         Pursuant to the Series C Agreement, the Company sold 2,000,000 shares of its Series C Preferred to the TH Li Funds, at a price of $6.00 per share, for a total purchase price of $12,000,000. The Company also issued the TH Li Funds warrants to purchase a total of 825,484 additional shares of its Series C Preferred for a period of five years at an exercise price of $0.01 per share (the "Series C Warrants"). This investment was structured into two tranches. The first, in the amount of $5,000,000, was made on September 1, 2000 and the second, in the amount of $7,000,000, was completed on September 22, 2000.

         In exchange for the Series C Warrants, the TH Li Funds canceled the Additional Warrants and the Series B Preferred Warrants, both as described below. The Additional Warrants were canceled on September 1, 2000. The Series B Preferred Warrants were canceled on September 22, 2000.

         The shares of Series C Preferred are convertible into shares of the Company's Common Stock (or shares or units of any security into which the Common Stock is changed) at a conversion rate of 1:1, subject to adjustment to prevent dilution. The shares of Series C Preferred purchased pursuant to the Series C Agreement were, as of November 29, 2000, convertible into 2,000,000 shares of Company Common Stock.

         The Company also entered into an Amended and Restated Registration Rights Agreement with the TH Li Funds dated as of September 1, 2000 (the "Amended Registration Agreement"). Pursuant to the Amended Registration Agreement, the previous registration rights agreement between the Company and two of the TH Li Funds dated May 31, 2000 was canceled. Under the Amended Registration Agreement, the holders of a majority of (a) the Company's Common Stock issuable upon the conversion of any shares of Series B Preferred and/or Series C Preferred issued or issuable to the TH Li Funds pursuant to the Series B Agreement or Series C Agreement (whether held by the TH Li Funds or any successors or assigns of the TH Li Funds) and (b) any other shares of the Company's Common Stock held by the persons referred to in clause (a) may request up to three long-form registrations of the registrable securities. Each holder of registrable securities may request an unlimited number of short form registrations of its registrable securities. The registrable securities enjoy piggyback registration rights if the Company intends to register its other securities.

         On May 31, 2000, the Company completed a sale of shares of its Series B Convertible Preferred Stock (the "Series B Preferred") and warrants to purchase additional shares of Series B Preferred and Common Stock to TH Lee.Putnam Internet Partners, L.P. and TH Lee.Putnam Internet Parallel Partners, L.P., (collectively "TH Lee") under the terms of a Securities Purchase Agreement (the "Series B Agreement") that the Company entered into with TH Lee as of May 15, 2000.

         Pursuant to the Series B Agreement, the Company sold 2,806,797 shares of its Series B Preferred to TH Lee, at a price of $9.00 per share, for a total purchase price of $25,261,173. The Company also issued TH Lee warrants to purchase $30,000,000 of additional shares of its Series B Preferred (the "Series B Preferred Warrants"). The number of shares purchased is determined by taking the $30,000,000 and dividing it by the 45-day average closing sales price of the Company's Common Stock immediately prior to the date of exercise, exercisable at the above described market price as of the date of exercise. As described above, the Series B Preferred Warrants were canceled on September 22, 2000.

         The Company also issued TH Lee additional warrants to purchase up to an aggregate of 452,901 shares of Series B Preferred (the "Additional Warrants"). The exercise price for the Additional Warrants was $9.00 per share, subject to adjustment in order to prevent dilution. As described above, the Additional Warrants were canceled on September 1, 2000.

         The Company also issued TH Lee Common Warrants to purchase up to an aggregate of 425,000 shares of its Common Stock (the "Common Warrants"). The Common Warrants become exercisable in the event and to the extent that 3,000,000 options granted under the Company's 2000 Stock Option Plan are exercised, on a pro rata basis. The exercise price of the Common Warrants is equal to the lowest exercise price of the initially approved 2000 Stock Option Plan options, subject to adjustment to prevent dilution. The Common Warrants expire on May 31, 2004.

         The shares of Series B Preferred are convertible into shares of the Company's Common Stock (or shares or units of any security into which the Common Stock is changed) at a conversion rate of 1:1, subject to adjustment to prevent dilution. The shares of Series B Preferred purchased pursuant to the Agreement were, as of November 29, 2000, convertible into 2,806,797 shares of the Company's Common Stock.

         The Company also entered into a registration rights agreement with TH Lee dated as of May 31, 2000. This registration rights agreement has been superceded by the Amended Registration Rights Agreement referred to above in connection with the sale of the Series C Preferred.

                  In connection with the purchase of Velocity Express, the Company, Velocity Express and each of its subsidiaries entered into a Note and Warrant Purchase Agreement (the "Bayview Agreement") with Bayview Capital Partners LP ("Bayview"). Pursuant to the Bayview Agreement, the Company and Velocity Express issued to Bayview a $5,000,000 Senior Subordinated Note. The Senior Subordinated Note calls for the quarterly payment of interest at the rate of 12% per annum, subject to increase upon default, and the payment in full of all unpaid principal and interest on September 30, 2004. The Senior Subordinated
Note is subordinate to certain obligations of the Company pursuant to an Intercreditor and Subordination Agreement among GE Capital Corporation, Bayview, the Company, and Velocity Express and its subsidiaries. As additional consideration for providing the funding, the Company issued to Bayview a ten-year Common Stock Purchase Warrant (the "Bayview Warrant"). Pursuant to the terms of the Bayview Warrant as originally issued, Bayview had the right to purchase up to 1,366,220 shares of the Company's common stock at an exercise price equal to $3.3125 per share, subject to adjustment.

         The Bayview Warrant gives Bayview certain anti-dilution rights, which provide that the exercise price and number of shares purchasable under the Bayview Warrant will be adjusted upon the happening of certain events, such as stock splits or combinations, stock dividends, mergers or other consolidations, recapitalizations, and the sale by the Company of Common Stock or securities convertible or exercisable into Common Stock at a price less than the 20-day average of the closing sales price of the Company's Common Stock through the date prior to the date the Company fixes the purchase price for such sale (the "Market Value"). Also pursuant to the Bayview Warrant, Bayview has certain preemptive rights allowing it the right of first refusal to purchase its pro rata portion of Common Stock or securities convertible into or exercisable for Common Stock, and demand and incidental registration rights with respect to the stock issuable upon exercise of the Bayview Warrant (the "Warrant Stock").

         Pursuant to the antidilution rights under the Bayview Warrant, in July 2000, the Company adjusted the exercise price and number of shares issuable under the Bayview Warrant so that, as of July 7, 2000, the Bayview Warrant gave Bayview the right to purchase up to 1,457,959 shares of the Company's Common Stock at an exercise price equal to $3.1041 per share, subject to further adjustment to prevent dilution. In July 2000, Bayview and the Company entered into a letter agreement (the "Bayview Letter Agreement") that clarified Bayview's antidilution and preemptive rights under the Bayview Warrant. Accordingly, pursuant to Bayview's preemptive rights under Bayview Warrant, as clarified, in July 2000 the Company issued to Bayview a warrant for the purchase of 21,423 shares of Common Stock at a purchase price of $10.15 per share. Also pursuant to said preemptive rights, in May 2000 the Company issued to Bayview an additional warrant for the purchase of 28,147 shares of Common Stock, which warrant becomes exercisable in the event and to the extent that 3,000,000 options granted under the Company's 2000 Stock Option Plan are exercised, on a pro rata basis. The exercise price of this warrant is equal to the lowest exercise price of the initially approved 2000 Stock Option Plan options, subject to adjustment to prevent dilution. This warrant is substantially identical to the terms of the Common Warrants issued to TH Lee in May of 2000.

         In addition, under the original Bayview Warrant, Bayview had the right to require the Company to purchase the Bayview Warrant or the Warrant Stock upon the happening of certain events, such as default, the sale of 50% of the Company's stock or assets, or after the fifth anniversary of the date of the Bayview Warrant (the "Bayview Put Option"). The purchase price (the "Put Exercise Price") for the Warrant Stock would be the higher of (i) the Market Value of the Company's Common Stock, and (ii) six times the Company's EBITDA, plus cash and minus debt, in both cases divided by the number of outstanding shares of Common Stock on the date of notice of exercise of the Bayview Put Option, and the purchase price of the Bayview Warrant would be the same price reduced by the Warrant exercise price in effect on the date of such notice. The Company also had the right to repurchase the Bayview Warrant or Warrant Stock at the Put Exercise Price after the sixth anniversary of the date of the Bayview Warrant, and upon other conditions as set forth in the Bayview Letter Agreement (the "Company Put Option"). By a subsequent letter agreement dated September 20, 2000, both Bayview and the Company agreed to amend the Bayview Warrant to remove the Bayview Put Option and the Company Put Option.

          In January 2000, Richard and Mabeth Neslund purchased 666,667 shares of the Company's Common Stock at a purchase price of $7.50 per share, for a total purchase price of $5,000,000. In August 1999, the Neslunds purchased 100,000 shares of the Company's Common Stock at a purchase price of $3.50 per share. On January 13, 1999, the Company sold to the Neslunds a $500,000 principal amount unsecured, 12% note (the "Note"). In connection with the sale of the Note, the Company issued the Neslunds a five-year warrant for the purchase of 13,333 shares of Common Stock exercisable at $1.875 per share. Pursuant to a Note Conversion Agreement dated March 30, 1999, the Neslunds converted the entire principal amount of the Note into 175,000 shares of Common Stock and a warrant to purchase 50,000 shares of Common Stock at an exercise price of $2.00 per share.

         In October 1998, Peter C. Lytle, the Company's President and Chief Executive Officer, was granted an incentive stock option to purchase 100,000 shares of Common Stock. Such option was vested as to 80,000 shares on the date of grant, and the remainder vested on October 29, 2000, after the end of the fiscal year ended July 1, 2000. In November 1999, Mr. Lytle was granted a non-statutory stock option to purchase 75,000 shares of Common Stock, which option is fully vested. In June 2000, Mr. Lytle was granted a non-statutory stock option to purchase 450,000 shares of Common Stock. Such option is vested as to 400,000 shares, and the remainder vests one year from the date of grant.

         Beginning in May 1998, Marshall T. Masko, a director of the Company, provided consulting services to the Company at a rate of $125 per hour. During 1999 Mr. Masko was compensated in Common Stock of the Company having a value of $99,375; and as of December 1, 2000, Mr. Masko received $45,625 for his work as a consultant to the Company.

         In connection with its acquisition of Velocity Express, Inc., the Company called the warrants it issued in connection with its sale in April and June of 1998 of its Series A Preferred. The Company amended the warrants issued in connection with its Series A Preferred which were purchased by Peter C. Lytle, Timothy G. Becker, Kenneth D. Zigrino and Susan M. Clemens, each then an officer or director of the Company. These warrants were amended so as to eliminate the mandatory call provisions in the warrants, and allow the warrants owned by the above named individuals to remain exercisable in accordance with their terms.

         On November 1, 1999, Kenneth D. Zigrino, the Company's Vice President and Secretary, became a consultant to the Company rather than an employee. Mr. Zigrino provides consulting services to the Company at a rate of $175 per hour. From November 1, 1999 through December 1, 2000 Mr. Zigrino was paid an aggregate of $302,138 for his work as a consultant to the Company. Also, in connection with Mr. Zigrino's becoming a consultant to the Company rather than an employee, Mr. Zigrino's 100,000 incentive stock options were amended so that they became fully vested and became nonstatutory stock options.

         On January 18, 2000 Peter W. Kooman, a director of the Company, purchased in a private placement transaction with the Company, 13,514 shares of Common Stock at a purchase price of $5.025 per share, together with warrants to purchase 1,351 shares of Common Stock at an exercise price of $12.50 per share, exercisable for a period of five years.

         The Company has employment contracts and severance agreements in effect with Peter C. Lytle and Timothy G. Becker, both of whom are executive officers of the Company. The employment contracts and severance agreements are described in "Executive Compensation."

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers and the holders of 10% or more of the Company's stock to file with the Securities and Exchange Commission initial reports of changes in ownership of equity securities of the Company. Based on the Company's review of copies of such reports received by it, or written representations from reporting persons, the Company believes that during fiscal year 2000 its directors and executive officers filed all reports on a timely basis except as follows: (a) securities ownership reports on Form 4 for Marshall
T. Masko, Marlin Rudebusch, Susan M. Clemens and Ronald G. Olson in connection with the vesting of previously-granted director options, and (b) securities ownership reports on Form 3 for James G. Brown, that through inadvertence, were filed late.

                              SHAREHOLDER PROPOSALS

         If a shareholder of the Company wishes to present a proposal for consideration for inclusion in the proxy materials for the 2001 Annual Meeting of Shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of the United Shipping & Technology, Inc., at 9850 51st Avenue North, Suite 110, Minneapolis, Minnesota 55442, Attention: Kenneth D. Zigrino, no later than August 24, 2001. All proposals must conform to the rules and regulations of the SEC. Under SEC rules, if a shareholder notifies the Company of his or her intent to present a proposal for consideration at the 2001 Annual Meeting of Shareholders after November 7, 2001, the Company, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in its proxy materials.

                               PROXY SOLICITATION

         The cost of this solicitation of proxies will be paid by the Company. Proxies will also be solicited by mail, except that solicitation personally or by telephone may also be made by the Company's regular employees who will receive no additional compensation for their services in connection with the solicitation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials and the annual report to beneficial owners of stock held by such persons. The Company will reimburse such parties for their expenses in so doing.

                  ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-KSB

         A copy of the 2000 Annual Report to Shareholders of the Company accompanies this Proxy Statement, which 2000 Annual Report includes a copy of the Company's Annual Report on Form 10-KSB for fiscal year 2000. The Company will furnish to any person whose proxy is being solicited any exhibit described in the exhibit list accompanying the 10-KSB, upon payment, in advance, of fees based upon the Company's reasonable expenses in furnishing such exhibit(s). The written request should be directed to Shareholder Relations, attention: Kenneth
D. Zigrino, at United Shipping & Technology, Inc., 9850 51st Avenue North, Suite 110, Minneapolis, Minnesota 55442. No part of the 2000 Annual Report to Shareholders is incorporated herein and no part thereof is to be considered proxy soliciting material.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Peter C. Lytle

                                       Peter C. Lytle
                                       President and Chief Executive Officer

Minneapolis, Minnesota
December 22, 2000

                      UNITED SHIPPING & TECHNOLOGY, INC.
                       9850 51ST AVENUE NORTH, SUITE 110
                         MINNEAPOLIS, MINNESOTA 55442
                                 (612) 941-4080

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement, dated December 22, 2000, hereby appoints Peter C. Lytle and Kenneth D. Zigrino as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all shares of Common Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock of United Shipping & Technology, Inc. (the "Company") held of record by the undersigned on November 29, 2000, at the Annual Meeting of Shareholders to be held at The Northland Inn, 7025 Northland Drive, Brooklyn Park, Minnesota, on Friday, January 19, 2001, at 3:00 p.m., Minneapolis time, and at any adjournment or postponement thereof.

1. To elect seven directors for the ensuing year and until their successors are duly elected and qualified.

     [ ] FOR all nominees listed below       [ ] WITHHOLD AUTHORITY
         (except as marked to the                to vote for all nominees listed
         contrary below)                         below

     PETER C. LYTLE   TIMOTHY G. BECKER   MARSHALL T. MASKO   MARLIN RUDEBUSCH
              TIMOTHY L. TRAFF   RONALD G. OLSON   PETER W. KOOMAN

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

     ---------------------------------------------------------------------------

                          (CONTINUED ON THE OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)

2. To consider and vote upon amendments to the Company's 1996 Director Stock Option Plan, including an amendment to increase the number of shares for which options may be granted under such plan from 210,000 to 600,000 shares.

                    [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3. To ratify the appointment of Ernst & Young LLP independent certified public accountants, as auditors of the Company for its fiscal year ending June 30, 2001.

                    [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE OF A QUORUM.

                                    Date _______________________________________

                                    ____________________________________________
                                    Please sign exactly as name appears on this proxy. When shares are held by joint tenants, only one need sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.

                       UNITED SHIPPING & TECHNOLOGY, INC.
                        9850 51ST AVENUE NORTH, SUITE 110
                          MINNEAPOLIS, MINNESOTA 55442
                                 (612) 941-4080

                  FOR HOLDERS OF SERIES B PREFERRED STOCK ONLY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement, dated December 22, 2000, hereby appoints Peter C. Lytle and Kenneth D. Zigrino as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all shares of Series B Convertible Preferred Stock of United Shipping & Technology, Inc. (the "Company") held of record by the undersigned on November 29, 2000, at the Annual Meeting of Shareholders to be held at The Northland Inn, 7025 Northland Drive, Brooklyn Park, Minnesota, on Friday, January 19, 2001, at 3:00 p.m., Minneapolis time, and at any adjournment or postponement thereof.

1. To elect one director for the ensuing year and until his successor is duly elected and qualified.

     [ ] FOR all nominees listed below       [ ] WITHHOLD AUTHORITY
         (except as marked to the                to vote for all nominees listed
         contrary below)                         below

                                 JAMES G. BROWN.

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

     ---------------------------------------------------------------------------

                          (CONTINUED ON THE OTHER SIDE)

                           (CONTINUED FROM OTHER SIDE)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE OF A QUORUM.

                                    Date _______________________________________

                                    ____________________________________________

                                    ____________________________________________
                                    Please sign exactly as name appears on this proxy. When shares are held by joint tenants, only one need sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.